Oppenheimer 24 th Annual Healthcare Conference December 10, 2013

2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are made only as the date thereof, and Ohrundertakes no obligation to update or revise the forward looking statement whether as a result of new information, future events or otherwise. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including the future success of our scientific studies, our ability to successfully develop products, rapid technological change in our markets, changes in demand for our future products, legislative, regulatory and competitive developments, the financial resources available to us, and general economic conditions. For example, there can be no assurance that Ohrwill be able to sustain operations for expected periods. Shareholders and prospective investors are cautioned that no assurance of the efficacy of pharmaceutical products can be claimed or assured until final testing; and no assurance or warranty can be made that the FDA will approve final testing or marketing of any pharmaceutical product. Ohr'smost recent Annual Report and subsequent Quarterly Reports discuss some of the important risk factors that may affect our business, results of operations and financial condition. We disclaim any intent to revise or update publicly any forward-looking statements for any reason.

3 Company Overview • Founded in late 2008, public (NasdaqCM: OHRP) • Executed on strategy to acquire late stage clinical programs in 2009 that address large unmet medical needs: wet-AMD & cancer cachexia –Wealth of preclinical and clinical data –Clear competitive path forward –Risk mitigation • Experienced management team headquartered in New York, NY • Strong intellectual property protection • Tight expense controls • Unknown story with several upcoming catalysts

4 Drug Pipeline Preclinical Phase 1 Phase 2 Phase3 SQUALAMINE Eye-drop formulation WETAGE RELATED MACULAR DEGENERATION IVformulation RESISTANT OVARIANCANCER OHR / AVR 118 CANCER CACHEXIA* TRODUSQUEMINE UNDISCLOSEDINDICATION FDA Fast Track Orphan Drug Designation

Squalamine

- First-in-class small molecule anti-angiogenic drug with a novel intracellular mechanism of action.
- Inhibitor of multiple angiogenic growth factors
  - VEGF, PDGF, and bFGF
- Ohr Pharmaceutical has developed a **proprietary eye drop formulation** using FDA approved excipients
  - Biodistribution studies show ability of the drug to reach the back of the eye at concentrations that can inhibit neovascularization.
  - Practical delivery method that is superior to IV administration. More convenient and less painful than intravitreal injections.
  - Favorable safety profile
- Development pathway
  - Eye drops for Wet-AMD and neovascular eye diseases
  - Granted Fast Track Designation by US FDA for Wet-AMD
  - Phase 2 in Wet-AMD ongoing (n= 120), interim data expected 2Q-2014

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6 Anti-Angiogenic Mechanism Growth factors (VEGF, PDGF, bFGF, etc.) Endothelial Cell H+ Na+ Calmodulin H+ Na+ H+ H+ H+ Growth factor signal is aborted Pump inhibited Squalamine chaperones calmodulin Capillary formation (Angiogenesis)

7 SqualamineChaperones Calmodulin Control Squalamine treated After Entry into Activated Endothelial Cells, Squalamine and Calmodulin Bind, and the Complex is Transported to a Perinuclear Membrane Compartment FITC (green fluorescence) labeled anti-calmodulin antibody

Squalamine Ophthalmic Snapshot

- Phase II development proceeding with eye drop administration
- Previously studied in over 450 patients using an intravenous formulation
  - ~250 patients with Wet-AMD
  - ~200 oncology patients (solid tumors, ovarian, lung, and prostate cancers)
- Intravenous clinical data in Wet-AMD
  - Demonstrated biological effect
  - Gains in visual acuity
  - Strong maintenance of vision
  - Effect in advanced, low vision wet-AMD ("fellow eye")
- IV formulation entered phase III trials for wet-AMD under fast track status and a Special Protocol Assessment (US FDA)
  - Discontinued due to enrollment difficulty of chronic IV infusion and suboptimal dosing/pharmacokinetics of systemic administration

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Eye Drop Solves IV Drawbacks

IV Drawbacks

- Suboptimal dosing- Pharmacokinetic analysis confirms that prior IV dosing was suboptimal especially when going from a weekly to monthly "maintenance" dosing period
- Patient compliance- 40 minute weekly infusion very burdensome on elderly patient population
- Commercial challenges- ophthalmologist offices not equipped to give large scale prolonged infusions
- Infusion site reactions- Due to rapid infusion rates

Eye Drop Advantages

- Sustained Therapeutic Levels- *In vivo* studies confirm tissue concentrations well in excess of the antiangiogenic level and can consistently stay above threshold levels
- Self administered eye drop
- No Ophthalmologist infrastructure build out to accommodate large scale IV infusions
- Negligible systemic uptake and topical dosing is orders of magnitude lower than previous IV MTD

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10 Squalamine Eye Drop Formulation • Proprietary reformulation using FDA approved excipients • In-vivo studies in Dutch belted rabbits –28 day ocular tolerance and toxicity •Demonstrated safety and tolerability to ocular tissues •No macroscopic or histopathology changes –Biodistributionstudy-single dose •Peak concentrations 8x the threshold level to inhibit choroidalneovascularization –Biodistributionstudy-QD & BID up to 14 days •Results presented at ARVO & Macula Society-2012 –6 month BID ocular tolerance and toxicity •No adverse findings

11 Eye Drop Single Administration 0 10 20 30 40 50 60 70 80 90 100 N g / g i n T i s s u e Squalamine Concentrations in Sclera/Choroid Topical Squalamine (Single Dose) Threshold to inhibit neovascularization Threshold level refers to tissue concentrations above which Squalamine is known to inhibit neovascularization

12 Eye Drop Multi Dose Trough Levels 0 10 20 30 40 50 60 70 80 90 Day 1 +Dosing Interval Day 7 +Dosing Interval Day 14 +Dosing Interval n g / g i n P o s t e r i o r S c l e r a / C h o r o i d Squalamine Trough Levels in Posterior Sclera/Choroid QD BID Threshold Level * ** ** * Dosing Interval= QD 24 Hours, BID 12 Hours *=p-value <.01 **=p-value <.001 (values vsday 1+Dosing Interval) Trough levels represent lowest tissue concentrations prior to next dosing (QD 24h, BID 12h) Presented at ARVO and Macula Society 2012. Full poster can be found at http://ohrpharmaceutical.com/ARVO%20poster%20FINAL.pdf

13 Risk Mitigation Data demonstrates the eye drop achieves Sustained inhibitory concentrations Efficient delivery to back of the eye tissues ….Even while being dosed suboptimally…. Rapid systemic clearance Lack of sustained concentrations IV Clinical Data Demonstrated Activity Visual Acuity Gains Maintenance of VA Biological Effect

14 Competitive Advantages Potential advantages over intravitreal injections (“IVT”) for Wet-AMD • Superior delivery method • Current approved therapies are delivered via intravitreal injection directly into the eye every four to eight weeks. • Inhibition of Multiple Angiogenic Growth Factors • Clinical evidence has shown that inhibiting VEGF andPDGF provides improvement over Lucentis VA gain response rates. • Activity in advanced AMD cases • Many Wet-AMD patients have a more advanced, low vision wet AMD eye (“fellow eye”). Squalamineclinical data has shown significant VA improvement in these fellow eyes using the IV formulation. • Safety profile • Squalamine had minimal systemic or ocular drug-related adverse events when tested using the IV formulation at much higher doses. • Cost effective manufacture

15 Topical Path Forward • Phase II trial designed by KOL’s in the wet-AMD space • Trial focuses on newly diagnosed wet-AMD patients – Randomized, double masked, placebo controlled study (n=120) at 20+ US Sites • Trial design includes anti-VEGF treatment (Lucentis) as needed – Helps facilitate enrollment while providing clear indication of efficacy • Design provides for multiple outcome scenarios to guide the path forward in future registration studies – Monotherapy – Adjunct therapy • Clinical Phase II trial began enrolling in late 2012 for wet-AMD Less frequent injections Better VA Outcome (Multi growth factor inhibition)

16 Phase II Trial Design – Rescue criteria based on objective parameters – Efficacy Endpoints (10 endpoint hierarchical analysis) – 1°: Mean number of Lucentis injections – 2°: Mean time to Lucentis retreatment – 2°: VA gains, maintenance, and safety – Primary endpoint is powered (90%) to detect a 1.5 injection difference between the arms – 60 patients per arm (120 total) – Interim Data anticipated in Q2 2014 – Newly diagnosed wet-AMD patients – Duration: 9 month treatment period with interim analysis (50% completed)

17 Investigator Sponsored Trials • Branch and Central Retinal Vein Occlusion (BRVO/CRVO) –20 Patients –PI: Dr. John Wroblewski • Proliferative Diabetic Retinopathy (PDR) –5 patients –PI: Dr. Michael Elman

Ophthalmic Advisory Board

Key Opinion Leaders (KOL) in retinal disorders

- David Boyer MD
  Retina-Vitreous Associates Medical Group (Los Angeles, CA)
- Thomas Ciulla MD
  Midwest Eye Institute (Indianapolis, IN)
- Michael Elman MD
  Elman Retina Group (Baltimore, MD)
- Jeffrey Heier MD
  Ophthalmic Consultants of Boston (Boston, MA)
- Daniel Roth MD
  Retina Vitreous Center (New Brunswick, NJ)
- Lawrence Singerman MD
  Retina Associates of Cleveland (Cleveland, OH)
- Jason Slakter MD
  Vitreous Retina Macula Consultants of NY (New York, NY)
- John Wroblewski MD
  Cumberland Valley Retina Consultants (Hagerstown, MD)

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Competitive Landscape

	Squalamine	Lucentis®	Eylea®	Fovista®	Pazopanib	DARPin's
Developer	Ohr Pharmaceutical	Genentech/ Roche	Regeneron	Ophthotech	Glaxo	Molecular Partners
Mechanism	Intracellular	Extracellular	Extracellular	Extracellular	Intracellular	Extracellular
Target	VEGF, PDGF, bFGF	VEGF	VEGF	PDGF	Tyrosine Kinases	VEGF, VEGF &PDGF
Delivery	Eye Drops	Intravitreal	Intravitreal	Intravitreal	Eye Drops	Intravitreal
Dev. Stage	Phase II	FDA Approved	FDA Approved	Phase III	Phase II	Phase II & Preclinical
Molecule size	Small Molecule	Large molecule	Large molecule	Large molecule	Small molecule	Large Molecule
Cost/Dose	_	$2,000	$1,850	_	_	_
Revenue/ Partnership	_	**$4b** ('12 global)	**$838mm** ('12 U.S.)	_	_	**$1.4b deal with Allergan**

Squalamine Markets

Initial Indication

Future Indications

Wet Macular Degeneration → 1,750,000 Patients (U.S.) → 200,000 New Cases (Annual, U.S.)

Retinopathy & Macular Edema → 1,200,000 Patients (U.S.) → 130,000 New Cases (Annual, U.S.)

Dry AMD Prophylaxis → 13,000,000 Patients (U.S.) → 300-700K New Cases (Annual, U.S.)

Current Market Leader:
Intravitreal Lucentis®
(~$4b Annual Revenue(WW)

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21 Corporate Strategy Transition to core ophthalmology focus: –Non-invasive delivery for back of the eye diseases including combination products –Front of the eye diseases In-license promising compounds to build pipeline Out license or monetize non ophthalmology assets: - OHR/AVR118 in cancer cachexia - Trodusquemineand several analogs

22 Financial Highlights Ticker NasdaqCM: OHRP Recent Share Price (12-9-13) $8.02 Market Capitalization (12-9-13) $158mm Average Daily Volume (30 day) 55k shares Cash on Hand (6-30-13) $6.05mm Cash BurnPer Quarter ~$500-750K Shares outstanding(8-13-13) 19.7mm Fully Diluted (6-30-13) 26.9mm Cash on hand to fund operations through Q1 2015 Analyst Coverage ▪ Jonathan Aschoff, BreanCapital

23 Investment Highlights • 2 compounds in late stage development to address large unmet medical needs: wet-AMD & cancer Cachexia • Strong intellectual property protection • Experienced Management Team • Significant milestone events through 2014 o Presentation of OHR/AVR118 phase II results at society for cachexia and wasting disorders conference (Dec. 2013) o Completion of enrollment in wet-AMD trial (Q1 2014) o Interim data from wet-AMD eye drop trial (Q2 2014) o Publication of final trial results on resistant ovarian cancer orphan indication (median PFS, overall survival) (1H 2014) o Data from Squalamineeye drop Investigator sponsored trials (2014) o Final data from Wet-AMD eye drop clinical trial (Q4 2013)